Exhibit 99.1

HUDSON TECHNOLOGIES Appoints Nicole bulgarino and Loan Mansy to board of directors

WoodclifF lake, nj – October 3, 2022 – Hudson Technologies, Inc. (NASDAQ: HDSN), a leading provider of innovative and sustainable refrigerant products and services to the Heating, Ventilation, Air Conditioning, and Refrigeration industry – and one of the nation’s largest refrigerant reclaimers – today announced the appointment of Nicole Bulgarino and Loan Mansy to the Company’s Board of Directors. Ms. Bulgarino and Ms. Mansy will fill vacancies resulting from the concurrent resignation of Otto C. Morch and the prior passing of Dominic J. Monetta.

Nicole Bulgarino is an Executive Vice President and corporate officer for Ameresco (NYSE: AMRC) a leading energy efficiency and energy infrastructure company, where she oversees the dedicated business unit serving the federal government and plays a key role in strategic planning and the development of growth initiatives across all business units. She brings more than 25 years experience developing, designing and implementing energy infrastructure projects and has overseen approximately $3 billion of work involving the installation of complex power plants, central plant upgrades, utility distribution systems and system upgrades in commercial and industrial buildings and she manages a significant maintenance portfolio, including performance optimization solutions,. Ms. Bulgarino joined Ameresco in 2004 and has held positions of increasing responsibility, including Senior Vice President Federal Solutions & General Manager, Vice President Federal Operations, and Director of Project Implementation. Before joining Ameresco, she served as Lead Process Engineer at Raytheon. She is affiliated with several professional organizations including the Society of American Military Engineers, the National Association of Energy Service Companies and the American Society of Mechanical Engineers. Ms. Bulgarino earned a BS, Chemical Engineering from the University of Tennessee, Knoxville.

Brian F. Coleman, President and Chief Executive Officer of Hudson Technologies commented, “We are pleased to welcome Nicole to the Board and believe her strong track record of strategic development and energy infrastructure experience will lend a unique and valuable perspective as we broaden the markets we serve. We look forward to leveraging her business development experience and knowledge as we work to expand our offerings and advance the Company’s leadership position.”

Loan Mansy is Executive Vice President, Sales & Service for Clean Harbors, Inc. (NYSE: CLH), a leading provider of environmental and industrial services, including hazardous waste management, and brings 30 years of experience in the chemical and waste management industries. In her current role, she oversees Clean Harbors‘ Technical Services, Field Services and Safety-Kleen Environmental businesses, has $2.5 billion in P&L responsibilities and oversees 5,800 employees in the U.S., Canada and Puerto Rico. Previously, she was Area President for Republic Services (NYSE: RSG), a provider of non-hazardous solid waste management services in the U.S., where she oversaw 3,200 employees in the Northeast U.S. and had $1 billion in P&L responsibility. Ms. Mansy also has extensive experience in the chemical industry, working for major global chemical companies, including AkzoNobel where she managed the Surface Chemistry surfactant business for the Americas and at Eastman Chemical Company (NYSE: EMN) where she held roles of increasing responsibility, culminating as Automotive Business Director, Global - Advanced Interlayers. She earned a BS, Chemical Engineering from the University of Texas at Austin and an MBA from Northwestern University’s Kellogg School of Management.

Mr. Coleman continued, “Loan brings tremendous sales & marketing, business development and customer relationship experience, which will allow us to grow our current offerings. We are confident that her background and successes in leadership roles including business strategy, technology, supply chain, operations, and business management at large organizations will result in meaningful contributions as Hudson continues its evolution.”

“We are at a very exciting point in our Company’s trajectory, and we believe the addition of Nicole Bulgarino and Loan Mansy will benefit our efforts to grow our leadership position and aid in new strategic growth plans around our existing sustainable refrigerant management offerings. Finally, we thank Otto Morch for his many years of counsel and service to Hudson Technologies, and we extend renewed condolences to the family of Dominic Monetta, another long-serving board member who made countless contributions to the development and success of our Company.”

About Hudson Technologies

Hudson Technologies, Inc. is a leading provider of innovative and sustainable refrigerant products and services to the Heating Ventilation Air Conditioning and Refrigeration industry. For nearly three decades, we have demonstrated our commitment to our customers and the environment by becoming one of the first in the United States and largest refrigerant reclaimers through multimillion dollar investments in the plants and advanced separation technology required to recover a wide variety of refrigerants and restoring them to Air-Conditioning, Heating, and Refrigeration Institute standard for reuse as certified EMERALD Refrigerants™. The Company's products and services are primarily used in commercial air conditioning, industrial processing and refrigeration systems, and include refrigerant and industrial gas sales, refrigerant management services consisting primarily of reclamation of refrigerants and RefrigerantSide® Services performed at a customer's site, consisting of system decontamination to remove moisture, oils and other contaminants. The Company’s SmartEnergy OPS® service is a web-based real time continuous monitoring service applicable to a facility’s refrigeration systems and other energy systems. The Company’s Chiller Chemistry® and Chill Smart® services are also predictive and diagnostic service offerings. As a component of the Company’s products and services, the Company also generates carbon offset projects.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements contained herein which are not historical facts constitute forward-looking statements. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, changes in the laws and regulations affecting the industry, changes in the demand and price for refrigerants (including unfavorable market conditions adversely affecting the demand for, and the price of, refrigerants), the Company's ability to source refrigerants, regulatory and economic factors, seasonality, competition, litigation, the nature of supplier or customer arrangements that become available to the Company in the future, adverse weather conditions, possible technological obsolescence of existing products and services, possible reduction in the carrying value of long-lived assets, estimates of the useful life of its assets, potential environmental liability, customer concentration, the ability to obtain financing, the ability to meet financial covenants under existing credit facilities, any delays or interruptions in bringing products and services to market, the timely availability of any requisite permits and authorizations from governmental entities and third parties as well as factors relating to doing business outside the United States, including changes in the laws, regulations, policies, and political, financial and economic conditions, including inflation, interest and currency exchange rates, of countries in which the Company may seek to conduct business, the Company’s ability to successfully integrate any assets it acquires from third parties into its operations, the impact of the current COVID-19 pandemic, and other risks detailed in the Company's 10-K for the year ended December 31, 2021 and other subsequent filings with the Securities and Exchange Commission. The words "believe", "expect", "anticipate", "may", "plan", "should" and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

Investor Relations Contact: John Nesbett/Jennifer Belodeau IMS Investor Relations (203) 972-9200 jnesbett@institutionalms.com	Company Contact: Brian F. Coleman, President & CEO Hudson Technologies, Inc. (845) 735-6000 bcoleman@hudsontech.com